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                                                                    EXHIBIT 10.1

                               AMENDMENT TO THE
                             ALLTRISTA CORPORATION
                     1998 LONG-TERM EQUITY INCENTIVE PLAN

     This Amendment is made to the Alltrista Corporation 1998 Long-Term Equity Incentive Plan, which was effective as of January 1, 1998 (the "1998_Long-Term Equity Incentive Plan "). This Amendment shall be effective as of June 21, 2001. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the 1998 Long-Term Equity Incentive Plan.

     The 1998 Long-Term Equity Incentive Plan is hereby amended as follows:

     1. Section 2.01(d)(ii) of the 1998 Long-Term Equity Incentive Plan is amended by replacing in its entirety the parenthetical that begins in the second line of Section 2.01(d)(ii) with the following new parenthetical:

     "(other than a director whose initial assumption of office in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, including but not limited to Messrs. Martin E. Franklin and Ian G.H. Ashken)"

     2. Except as herein modified, the 1998 Long-Term Equity Incentive Plan shall remain in full force and effect.